SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

December 2, 2005

THE EXPLORATION COMPANY OF DELAWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

500 North Loop 1604 East, Suite 250
San Antonio, Texas	78232
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The Registrant issued a press release dated December 2, 2005 announcing the appointment of two new independent directors to its Board effective immediately. The press release, which includes a short bio for each director, is attached to this filing as Exhibit 99.

     Mr. Dennis B. Fitzpatrick and Mr. Jon Michael Muckleroy were named to the Board's Audit committee, Compensation committee, and Governance and Nominating committee. Both men qualify as independent directors under the rules of the NASDAQ Stock Market.

Item 9.01: Financial Statements and Exhibits

Exhibit Number	Description

99	Press release dated December 5, 2005, entitled "The Exploration Company Board Names New Independent Directors"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 6, 2005

THE EXPLORATION COMPANY OF DELAWARE, INC.

/s/ P. Mark Stark

P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)